UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 9, 2019 (May 3, 2019)

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

FLORIDA (State or Other Jurisdiction of Incorporation)	000-24452 (Commission File Number)	20-1424922 (I.R.S. Employer Identification Number)
3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071 (Address of Principal Executive Offices) (Zip Code)

(404) 842 - 2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously announced, on June 14, 2016, Premier Exhibitions, Inc. (the “Company”) and each of its U.S. subsidiaries filed voluntary petitions for reorganization relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”).

On May 3, 2019, Cherry Bekaert LLP (“Cherry Bekaert”) resigned from its role as the independent accountant of the Company.

Cherry Bekaert has not performed any auditing services for the Company since before the Bankruptcy Filing. The Company’s financial statements for the years ended February 28, 2019, 2018, 2017 and 2016 have not been audited. As such, Cherry Bekaert has not issued a report on the Company’s financial statements for the fiscal years ended February 28, 2019, 2018, 2017 or 2016 and, therefore, there is no report which could contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports issued by Cherry Bekaert for the years ended February 28, 2015 and February 28, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles except that the Company’s audited financial statements contained in its Annual Report on Form 10-K for the fiscal year ended February 28, 2015 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended February 28, 2014 and 2015 and the subsequent interim period through May 3, 2019 preceding the Cherry Bekaert resignation, there were no (1) disagreements (as such term is defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) with Cherry Bekaert on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Cherry Bekaert, would have caused it to make reference to the subject matter of the disagreement in connection with its report or (2) any reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Cherry Bekaert with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Cherry Bekaert furnish the Company with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Cherry Bekaert is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

16.1	Letter from Chery Bekaert, dated May 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER EXHIBITIONS, INC.

Date: May 10, 2019	By:	/s/Jerome Henshall
Jerome Henshall
Chief Financial Officer